Taxation - Schedule of Significant Components of Deferred Tax Assets (Details) - USD ($)		Mar. 31, 2026	Sep. 30, 2025		Mar. 31, 2025
Components of Deferred Tax Assets and Liabilities [Abstract]
Deferred tax assets
Current period addition	[1]		251,333
Gross deferred tax assets			251,333
Less: valuation allowance		[1]	(251,333)	[1]
Total deferred tax assets
Deferred tax liabilities	[2]		11,390
Current year reversal	[3]		(11,362)
Exchange rate effect			28
Balance at end of the year

[1]	As of September 30, 2025, the Group had net taxable losses arising from the operations of PPWM and WEALTH AI of HK$3,620,462 (US$462,442) and SGD$1,353,803 (US$1,027,649), respectively. These losses were available to reduce future taxable income, and all of these losses can be carried forward indefinitely. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. On the basis of this evaluation, the Group recognized a valuation allowance against deferred tax assets on tax loss carry-forwards of $251,333 for the years ended September 30, 2025.
[2]	As an impact of Topic 606, the Group recognized revenues from renewal premiums when performance obligation delivered by increasing the opening balance of retained earnings and recording a deferred tax liability of $11,390 at the beginning of the year ended September 30, 2025. The deferred tax liabilities resulted from a temporary difference between the accounting income before income taxes and taxable income.
[3]	The reversal of deferred tax liabilities for the years ended September 30, 2025 was HK$88,569.